                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                                SBM INDUSTRIES,
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:







Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                               SBM INDUSTRIES, INC.
                                1865 Palmer Avenue
                            Larchmont, New York 10538
                              ____________________

                     NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                              ____________________


To the Shareholders:

          The Annual Meeting of Shareholders of SBM Industries, Inc., a Delaware corporation (the "Company"), will be held at Star Struck, Inc. 8 F. J. Clarke Circle, Bethel, Connecticut 06801, at 9:00 a.m., local time, on May 3, 1999, for the following purposes:

          1.   To elect the members of the Board of Directors.

          2. To act on a proposal to change the name of the Company to Star Struck, Ltd.

          3. To transact such other business as may properly come before the Annual Meeting of Shareholders or any adjournment or adjournments thereof.

          The Board of Directors of the Company has fixed the close of business on March 31, 1999 as the record date for the Annual Meeting. Only holders of the Company's shares at the close of business on such date will be entitled to vote at the Annual Meeting or any adjournment or adjournments thereof.

          The Annual Report of the Company for the fiscal year ended December 31, 1998 is being sent to Shareholders with the mailing of this Notice of Annual Meeting of Shareholders and Proxy Statement.

                         By Order of the Board of Directors



                         Peter M. Nisselson, Secretary

Larchmont, New York
April 6, 1999

                             YOUR VOTE IS IMPORTANT

THE PRESENCE, IN PERSON OR BY PROXY, OF HOLDERS OF A MAJORITY OF THE COMPANY'S OUTSTANDING SHARES IS REQUIRED TO CONSTITUTE A QUORUM. IT IS THEREFORE IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING, REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. THE BOARD OF DIRECTORS OF THE COMPANY HAS AUTHORIZED THE SOLICITATION OF PROXIES. PLEASE MARK, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE. UNLESS OTHERWISE DIRECTED, SHARES REPRESENTED BY PROPERLY EXECUTED PROXIES WILL BE VOTED FOR THE ELECTION OF THE
                                                       ---
NOMINEES AS DIRECTORS, AND FOR THE PROPOSED CHANGE OF THE COMPANY'S NAME. AS TO ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THIS ANNUAL MEETING OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF, THOSE SHARES WILL BE VOTED AS THE NAMED PROXIES IN THEIR BEST JUDGMENT MAY DECIDE.

                              SBM INDUSTRIES, INC.
                                1865 Palmer Avenue
                            Larchmont, New York 10538

                              ____________________

                                 PROXY STATEMENT

                                       FOR

                          ANNUAL MEETING OF SHAREHOLDERS
                              ____________________


                           To be held on May 3, 1999 or
                          as such date may be adjourned


                                VOTING SECURITIES

          The Company has one class of capital stock, consisting of common stock, par value $1.00 per share (the "Shares"), entitled to vote at the Annual Meeting of Shareholders. Each of the outstanding Shares entitles its holder to
one vote.   2,025,929 Shares were issued and outstanding at the close of business on March 31, 1999 (the "Record Date"). Only holders of record of Shares as of the Record Date will be entitled to notice of and to vote at the Annual Meeting of Shareholders, or any adjournment or adjournments thereof.


                      SOLICITATION AND REVOCATION OF PROXIES

          The enclosed proxy is for use only at the Annual Meeting of Shareholders to be held May 3, 1999 and any and all adjournments thereof. It is solicited on behalf of the Board of Directors of the Company.

          The approximate date this proxy statement and accompanying materials are first being sent to security holders is April 6, 1999.

          Shares represented by properly executed proxies will be voted and will be voted in accordance with the instructions contained therein. If no instructions are indicated, such Shares will be voted FOR the election of the nominees as directors, and for the proposed change of the Company's name. As to any other business that may properly come before the meeting or any adjournment or adjournments thereof, such shares will be voted as the named proxies in their best judgment may decide. A shareholder may revoke his or her proxy at any time prior to its exercise at the Annual Meeting of Shareholders. A shareholder may revoke his or her proxy by filing with the Secretary of the Company (at the Company's address indicated above) an instrument revoking it or by similarly filing a duly executed proxy bearing a later date or by appearing at the Annual Meeting of Shareholders and voting in person.

          In addition to the use of the mails, proxies may be solicited by the directors, officers and employees of the Company without additional compensation, by personal inter- view, telephone or telegram.

          The expense of making the solicitation will consist of preparing and mailing the proxies and Proxy Statement, any expenses incurred by Company representatives in making the contacts described above, the charges of brokerage houses and other custodians, nominees and fiduciaries forwarding documents to security owners and costs of returning proxies, and any incidental expenses.
The costs of this proxy solicitation, will be borne by the Company. Such costs are expected to be those normally expended for a solicitation for an election of directors in the absence of a contest, including costs represented by salaries and wages of regular employees.

                        NOMINEES FOR ELECTION AS DIRECTORS

Election
--------

          Proxies received in response to this solicitation will be voted, unless such authority is withheld, FOR the election of the seven persons named in this section as nominees for the Board of Directors.

          Each Director will hold office until the next annual meeting of the shareholders and until a successor is elected and qualifies.

          There is no reason to believe that any of the nominees will, prior to the date of the Annual Meeting of Shareholders, refuse or be unable to accept election. If any nominee refuses or becomes unable to accept election, it is the intention of the persons named in the proxy to vote for such other person or persons as the current Board of Directors may recommend.

Background Information
----------------------

          The following table sets forth information as to the principal occupations of the nominees. The information presented below is based in part on information received from the respective persons and in part on the Company's records.


                                      Year First
                                      Appointed
Name and                                  as
Principal Occupation                   Director      Age
--------------------                   ---------     ---

Peter M. Nisselson...........             1984        63
 President, Secretary, and
 Director

 President and Secretary of the
 Company since 1985; President of
 PN Investments, Inc., a private
 investment company, from 1981 to
 1994; Vice President of the
 Company's subsidiary, Star Struck,
 Inc. ("SSI").

                                      Year First
                                      Appointed
Name and                                  as
Principal Occupation                   Director      Age
--------------------                   ---------     ---

Lawrence J. Goldstein...................  1984        63
  Vice President, Treasurer,
  and Director

  Vice President and Treasurer of the
  Company since 1985; General Partner
  of Santa Monica Partners, an investment
  partnership, since 1982; and Vice
  President of SSI.

Kenneth Karlan..........................  1993        46
  Vice President and Director
  Since 1984, President of SSI.

Robert Morris............................ 1985        64
 Director

 President of Dunhill
 Personnel Search since prior
 to 1980.

                                      Year First
                                      Appointed
Name and                                  as
Principal Occupation                   Director      Age
--------------------                   ---------     ---

Arthur Salzfass.........................  1985        64
  Director
  President of Rutledge Books, Inc., a
  subsidy publisher, since June 1997;
  Chairman of MicroInfo, a consulting
  business, since approximately 1985;
  from October 1993 to June 1994,
  President and CEO of USFI, Inc.,
  an international telephone call-
  back company.


Keith Sessler...........................  1992        43
 Vice President and Director
 Since 1987, Vice President and
 Secretary of SSI.

Michael Sweedler.......................   1984        63
 Director

 Attorney and partner of Darby &
 Darby, a New York law firm, since
 prior to 1979.

Compliance with Section 16(a) of the Exchange Act
-------------------------------------------------

          No person, who, at any time during the year ended December 31, 1998, was a director, officer or beneficial owner of more than 10 percent of any class of equity securities of the Company registered pursuant to Section 12 of the Exchange Act failed to file on a timely basis, as disclosed in the above forms, reports required by Section 16(a) of the Exchange Act during the year ended December 31, 1998, or prior years ended December 31. The foregoing is based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during the year ended December 31, 1998 and certain written representations.

Additional Information
----------------------

          The Company knows of no arrangement or understanding between any nominee for director and any other person, pursuant to which he was or is to be selected as nominee.

          Messrs. Nisselson, Karlan and Sessler receive no compensation for attending directors' meetings. Messrs. Goldstein, Morris, Salzfass and Sweedler receive $300 for each directors' meeting attended.

          The Company has a securities brokerage account with L.J. Goldstein & Company, Incorporated, a securities brokerage firm of which Mr. Goldstein is a principal.

          The Company does not have standing nominating or compensation committees of the Board of Directors or other committees performing similar functions. The Company has designated an Option Committee consisting of Peter Nisselson, Kenneth Karlan and Keith Sessler pursuant to the 1992 Plan. The Option Committee selects participants in the Company's 1992 Incentive Stock Option Plan and determines the amount of awards pursuant to the Plan. The Option Committee held one meeting in 1998, which all members attended. The Company has also designated an Audit Committee consisting of Robert Morris and Arthur Salzfass. The Audit Committee reviews and coordinates the auditing of the Company's financial statements. The Audit Committee held one meeting in 1998 which all members attended.

          The Board of Directors held three meetings during 1998. Each of the incumbent directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors held during the period for which he was a Director, except that Mr. Goldstein attended one of the three meetings.

                        PROPOSED CHANGE OF CORPORATE NAME
                        ---------------------------------

          The Board of Directors has adopted a resolution approving the change the name of the Company to "Star Struck, Ltd." Upon approval by the shareholders, the officers of the Company will file an appropriate amendment with the Secretary of State of Delaware effecting the change.

          The Board believes the proposed change of name is desirable because the new name reflects the Company's affiliation with its principal subsidiary, Star Struck, Inc.

          An affirmative vote by the holders of a majority of the outstanding shares of stock of the Company represented and voting at the Annual Meeting of Shareholders is necessary to approve the proposal.

          If the change of a name is approved, the Company will apply to change its symbol on the American Stock Exchange from SBM to KAP.

          Proxies received in response to this solicitation will be voted, unless such authority is withheld, FOR the proposed change of name.


     EXECUTIVE OFFICERS AND EXECUTIVE COMPENSATION
     ---------------------------------------------

          The following table sets forth all compensation paid by the Company during the year ended December 31, 1998 to the Chief Executive Officer and the other executive officers whose total compensation exceeded $100,000.

                            SUMMARY COMPENSATION TABLE

                                                                Annual Compensation                  Long Term Compensation

                                                                                        Awards            Payouts

                                                                                              Securties
                                                                             Other     Re-      Under-             All
Name and                                                                     Annual  stricted   lying             Other
Principal                                                                    Compen-  Stock    Options/  LTIP    Compen-
Position                                        Year      Salary    Bonus    sation   Award(s)  SARs    Payouts  sation
                                                           ($)       ($)       ($)      ($)      (#)      ($)     ($)
    (a)                                          (b)       (c)       (d)       (e)      (f)      (g)      (h)     (I)
-----------------------------------------------------------------------------------------------------------------------------------
Peter M.                                           1998   $140,400    0         0        0        0        0       0
 Nisselson,                                        1997    140,400    0         0        0        0        0       0
   President                                       1996    149,200    0         0        0        0        0       0


Kenneth                                            1998   $140,000    0         0        0        0        0       0
  Karlan,                                          1997    140,000    0         0        0        0        0       0
 Vice President                                    1996    149,200    0         0        0        0        0       0


Keith Sessler,                                     1998   $140,000    0         0        0        0        0       0
  Vice President                                   1997    140,000    0         0        0        0        0       0
                                                   1996    141,905    0         0        0        0        0       0


          No executive officer received or exercised any stock option or stock appreciation rights in 1998.

          Other than the brokerage account with L. J. Goldstein & Company, Incorporated, described under "Nominees for Election as Director - Additional Information", the Company has no transactions with affiliated persons. The Company's transactions with L. J. Goldstein & Company are or were on terms at least as favorable as could have been obtained from non-affiliated persons.

          The Company knows of no arrangement or understanding between any executive officer and any other person, pursuant to which he was or is to be selected as an officer.

                         SECURITY OWNERSHIP OF MANAGEMENT

          The following table describes the ownership of all directors and nominees of Common Shares, each of the named executive officers and the directors and executive officers of the Company as a group as of March 18, 1999.

                                                         Amount of
         Name of                                        Beneficial          % of
     Beneficial Owner                                    Ownership          Class
----------------------------------------  -------------------------------------------

Peter M. Nisselson                                         728,652          35.97%
Lawrence J. Goldstein                                      172,700(1)        8.52%
Kenneth Karlan                                             272,778          13.46%
Robert Morris                                                4,500            .22%
Arthur Salzfass                                              2,000            .10%
Keith Sessler                                              272,778          13.46%
Michael Sweedler                                             7,000            .35%
                                                          ---------          ------
Total of all officers and directors as
 a group (7 persons)                                     1,460,408          72.08%


(1) Includes 77,700 shares owned by Lawrence J. Goldstein directly, and the following shares, which may be deemed owned beneficially by Lawrence J.
     Goldstein: 53,600 shares owned by the L.J. Goldstein & Company, Incorporated Pension Plan; 5,000 shares owned by the Keogh Plan for Lawrence J. Goldstein; 36,400 shares owned by the Individual Retirement Account of Lawrence J. Goldstein.

                   OTHER PRINCIPAL HOLDERS OF VOTING SECURITIES

          The following table describes the share ownership of each person known to the Company, in addition to management, the nominees for directors and directors and officers as a group, to be a "beneficial owner" (as that term is defined in the regulations of the Securities and Exchange Commission) of more than 5% of the Company's Common Shares as of March 18, 1999.

                               Amount of
Name and Address               Beneficial   % of
of Beneficial Owner            Ownership    Class
-------------------            ----------   -----

Rosalind Davidowitz            113,885      5.62%
7 Sutton Place South
Lawrence, NY 11559

J. Morton Davis                113,885(1)   5.62%
44 Wall Street
New York, NY 10005

_________________

(1) Consists entirely of the 113,885 shares listed above as beneficially owned by Ms. Davidowitz. Such shares may be deemed beneficially owned by Mr. Davis.

                                     AUDITORS

          The accounting firm of Arthur Andersen LLP served as the Company's independent public accountants for 1998. Arthur Andersen LLP has been the Company's independent public accountants for several years. The Company does not expect that representatives of Arthur Andersen LLP will be present at the Annual Meeting.

          The Board of Directors of the Company has not yet selected an accounting firm to serve as the Company's independent public accountants for 1999.

               SHAREHOLDERS' PROPOSALS FOR 2000 ANNUAL MEETING

          The Company anticipates that the 2000 Annual Meeting of Shareholders will be held on or about May 2, 2000. All shareholder's proposals to be considered for inclusion in the Company's Proxy Statement for presentation at that meeting must be received at the principal executive offices of the Company no later than the close of business on December 6, 1999.

                                  OTHER MATTERS

          The management of the Company knows of no other matters to be considered at the Annual Meeting. However, if any matter other than those referred to herein should properly come before the Annual Meeting, of the persons named in the proxy intend to vote such proxy in accordance with their best judgment.

          The Company will provide, without charge, a copy of the Company's Form 10-KSB (without exhibits), to each person to whom a proxy statement is delivered, upon written or oral request of such person. A copy of the Form will be sent by first class mail or other equally prompt means within one business day of receipt of such request. Any person desiring a copy of the Form 10-KSB should contact the Company's Corporate Secretary at SBM Industries, Inc., 1865 Palmer Avenue, Larchmont, New York 10538 (telephone: (914) 833-0649).


                         By order of the Board of Directors



                         Peter M. Nisselson,
                         Secretary

Larchmont, New York
March 31, 1999

PROXY                                                                   PROXY
                             SBM INDUSTRIES, INC.

                 ANNUAL MEETING OF SHAREHOLDERS - MAY 3, 1999

          This Proxy is Solicited on Behalf of the Board of Directors

        The undersigned hereby appoints Peter Nisselson, and Lawrence J. Goldstein and each of them, as proxies, with power of substitution in each, to represent the undersigned at the Annual Meeting of Shareholders of SBM Industries, Inc. on May 3, 1999 or any adjournment thereof, and to vote all of the shares of common stock which the undersigned would be entitled to vote at said meeting if then personally present:

          PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                         USING THE ENCLOSED ENVELOPE.

                 (Continued and to be signed on reverse side)

                                SBM INDUSTRIES
     PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.

[                                                                              ]

1. Election of Directors
   Nominees: Peter Nisselson, Lawrence J. Goldstein, Kenneth Karlan, Robert Morris, Arthur Salzfass, Keith Sessler and Michael Sweedler

(INSTRUCTION: To withhold authority to vote for any one or more individual nominees, write such nominees' names in the space provided below.)


-------------------------------------------------------------------------------

     For                   Withhold                    For All
     All                     All                       Except Nominee(s)
                                                       Written Below

     [ ]                     [ ]                            [ ]


2. Proposal to amend the Certificate of Incorporation to change the Company's name to Star Struck, Ltd.

     For                   Withhold                       Against

     [ ]                     [ ]                            [ ]

3. In their discretion, the persons hereby appointed as proxies are authorized to vote upon such other business as may properly come before the meeting and, in the event of any of the foregoing nominees is unable to serve or for good cause will not serve, for a substitutes nominee designated by the Board of Directors.

This proxy when properly executed will be voted and will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for the nominees named in Proposal 1.

                                                 Dated:                  , 1999
                                                       ------------------

Signature(s)
            ------------------------------------------------------------------

------------------------------------------------------------------------------
Please sign as your name appears hereon. If stock is held jointly, each joint owner should sign. Executors, administrators and trustees should give their full title. Corporate signature should be by duly authorized officers.


                             FOLD AND DETACH HERE

                            YOUR VOTE IS IMPORTANT!

          PLEASE MARK, SIGN, DATE AND RETURN AND PROXY CARD PROMPTLY
                         USING THE ENCLOSED ENVELOPE.